EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement (this "Agreement") is made and entered into in Dade County, Florida as of the 16th day of September, 1997 by and between HEICO Corporation, a Florida corporation (the "Company"), Ramon Portela and Otto Neuman (collectively, the "Stockholders").

                              W I T N E S S E T H:

    WHEREAS, pursuant to that certain Stock Purchase Agreement, dated July 25, 1997 (the "Acquisition Agreement"), to which the Company and the Stockholders are parties, the Stockholders acquired 128,241 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"); and

    WHEREAS, pursuant to the Acquisition Agreement and as a condition precedent to the Stockholders' obligations under the Acquisition Agreement, the Company has agreed to grant the Stockholders certain registration rights with respect to the Common Stock received by the Stockholders pursuant to the Acquisition Agreement, all upon the terms and subject to the conditions set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the Company and the Stockholders agree as follows:

    1. REGISTRATION RIGHTS.

    (a) INCIDENTAL (PIGGYBACK) REGISTRATION. Subject to the limitations set forth in this Agreement, if the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the "Act"), for public offering and sale by it solely for cash (other than registrations with regard to acquisitions, conversions of any of the Company's securities or employee stock options, employee purchase plans or other employee benefit plans), the Company shall use its best efforts to give notice to the Stockholders of its intention to effect such a registration at least 10 days prior to the filing with the Securities and Exchange Commission (the "Commission") of such registration statement. Upon written request of any Stockholder, given within 10 days after receipt from the Company of such notice, the Company shall, subject to the limitations set forth in this Agreement, use its best efforts to cause the number of such Stockholder's Registerable Securities (as hereinafter defined) then held by such Stockholder and referred to in such request to be included in such registration statement; provided, however, that in the event the offering pursuant to such registration statement shall be underwritten and the managing underwriter or managing underwriters advise the Company that in its or their opinion the number of securities requested to be included in such registration pursuant to this Section 1(a) and pursuant to any other rights granted by the Company to holders of its securities to request inclusion of any such securities in such registration exceeds the number of securities which can be sold in the offering without adversely affecting the offering price or the marketing of the securities to be offered for the account of the Company, the Company may so advise the Stockholders and the Stockholders shall accept a reduction (including a total elimination) in the number of shares included in such registration in an amount which such underwriter or underwriters, in its or their sole discretion, deem advisable so as not to adversely affect the offering price or marketing of the securities to be offered for the account of the Company. Nothing in this
Section 1(a) shall limit the Company's ability to withdraw or delay a registration statement it has filed either before or after effectiveness. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to effect or take any action to effect any such registration for the account of any Stockholder with respect to less than an aggregate of 25,000 shares of Registerable Securities or such lower amount as the managing underwriter may agree. The registration rights

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granted under this Section 1(a) shall pertain only to registrations with respect to which a registration statement is initially filed with the Commission after the Initial Date and within three years from the date hereof. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to effect or take any action to effect any such registration of Registerable Securities under a particular registration statement if the Stockholders were previously given the opportunity to register all of the Registerable Securities hereunder or otherwise under a separate registration statement initially filed within the previous one-year period; provided that such opportunity shall be counted only if (A) the separate registration statement has become effective under the Act, and (B) the public offering has been consummated on the terms and conditions specified therein.

    (b) REQUESTED REGISTRATION.

        (i) Subject to the limitations set forth in this Agreement, at any time after the date which is 90 days after the date of Closing of the Acquisition Agreement ("Initial Date") and prior to three years from the date hereof, the Stockholders may together request the Company to register under the Act, all or any portion (but not less than 25,000 shares) of the Registerable Securities for sale on terms and conditions comparable to those normally applicable to offerings of equity securities in similar circumstances as determined by the Company on Form S-3 or such other form as the Company deems appropriate; provided, however, that the request for registration must be for a continuous or "shelf" registration statement made pursuant to Rule 415 promulgated under the Act or any similar or successor rule ("Shelf Registration").

    The Company may, in its sole discretion, and on only one occasion, terminate any Shelf Registration by giving ten (10) days written notice to the Stockholders. In such an event, the Company shall grant the Stockholders another registration statement pursuant to this Section 1(b). No such request may be made until at least sixty (60) days have passed from the date of such termination. In any event, any registration statement pursuant to this Section need not remain in effect after any date that is beyond three years from the date hereof.

        (ii) Following receipt of any notice under Section 1(b), the Company shall, subject to the limitations set forth in this Agreement, use its best efforts to register under the Act, for public sale in accordance with the method of disposition specified in the Stockholders' notice, the Registerable Securities specified in the Stockholders' notice; provided, however, that if the Board of Directors of the Company determines that such registration would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and the Company furnishes to the Stockholder a certificate signed by an executive officer of the Company that the Board of Directors of the Company has made such determination and that it is, therefore, necessary to defer the filing of such registration statement, then the Company shall have the right only once to defer such filing for the period during which such registration would be detrimental, provided (except as otherwise provided in this Section 1(b)(ii)) that the Company may not defer the filing for a period of more than 180 days after receipt of the request of the Stockholders ("Deferred Filing"). The Company shall be obligated to register the Registerable Securities pursuant to this Section 1(b) on one occasion only (except as otherwise provided in Section 1(b)(i); provided that such a registration shall be counted only if (A) the corresponding registration statement has become effective under the Act, and (B) the public offering has been consummated on the terms and conditions specified therein or if not consummated, such failure was not attributable to an action taken by the Company. Notwithstanding anything herein to the contrary, the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 1(b)(i) during the period starting with the date 90 days prior to the Company's estimate of the date of filing of, and ending on a date 270 days after the filing of, a Company initiated registration ("Delayed Registration Statement"). The Company may not causse a Delayed Registration Statement during the first year after the Initial Date (which year shall be

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increased by any delay caused by a Deferred Filing) unless the Company agrees to include in such Company initiated registration all the Registered Securities of the Stockholders.

        (iii) The Company shall be entitled to include in any registration statement filed pursuant to this Section 1(b) (A) securities of the Company held by any other shareholder of the Company, and (B) in an underwritten public offering, Common Stock of the Company to be sold by the Company for its own account.

        (iv) If and whenever the Company is required by the provisions of
Section 1(b) hereof to use its best efforts to effect the registration of any of the Registerable Securities under the Act, the Company will, subject to the limitations set forth in this Agreement, as expeditiously as reasonably practicable:

             (A) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of the distribution contemplated thereby (determined pursuant to Section 1(b)(iv)(G) below);

             (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 1(b)(iv)(G) below and as may be necessary to comply with the provisions of the Act with respect to the disposition of all Registerable Securities covered by such registration statement in accordance with the Stockholders' intended method of disposition set forth in such registration statement for such period;

             (C) furnish to the Stockholders and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registerable Securities covered by such registration statement;

             (D) use its best efforts to register or qualify the Registerable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Stockholder or, in the case of an underwritten public offering, the managing underwriter(s), shall reasonably request and to take all necessary action to keep such registration or qualification effective as required by this Section 1(b) as to a registration statement filed with the Commission; provided that the Company shall not be required to qualify to transact business as a foreign corporation in any jurisdiction in which it would not otherwise be required to be so qualified or to take any action which would subject it to general service of process in any such jurisdictions which it is not then so subject;

             (E) promptly notify in writing each Stockholder and each underwriter of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the

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         light of the circumstances then existing (in which case, the
         Company shall promptly provide the Stockholders with revised or supplemental prospectuses and if so requested by the Company in writing, the Stockholders shall promptly take action to cease making any offers of the Registerable Securities until receipt and distribution of such revised or supplemental prospectuses);

             (F) make available for inspection during normal business hours to a representative of the Stockholders, any underwriter reasonably acceptable to the Company participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by any representative of any Stockholder or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries which may reasonably be required in order to effectuate the distribution, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative of any such Stockholder, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that the Stockholders and each such representative of any such Stockholder, underwriter, attorney, accountant or agent must execute and deliver to the Company a confidentiality agreement in form and substance acceptable to the Company agreeing to keep any such information and records concerning the Company confidential;

             (G) use its best efforts to keep effective and maintain any registration, qualification, approval or listing obtained to cover the Registerable Securities as may be necessary for the Stockholders to dispose of the Registerable Securities during the period of distribution and shall from time to time amend or supplement any prospectus used in connection therewith to the extent necessary in order to comply with applicable law. Notwithstanding the foregoing, the Company shall not be required to file or to keep effective and maintain any such registration, qualification, approval or listing for such period that would require it to cause an audit of the Company to be performed other than as is required by the rules and regulations of the Commission with respect to reports required to be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    2. INDEMNIFICATION. In the event that the Company shall register under the Act any of Stockholder's Registerable Securities:

        (a) COMPANY'S INDEMNIFICATION. The Company will indemnify and hold harmless each Stockholder against any losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which such Stockholder becomes subject under the Act, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Securities were registered under the Act pursuant to Section 1 hereof, any prospectus contained therein which is utilized, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (subject to Section 2(c)) will reimburse such Stockholder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon

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an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished to the Company by any Stockholder.

        (b) STOCKHOLDERS' INDEMNIFICATION. The Stockholders will, jointly and severally, indemnify and hold harmless the Company and each underwriter of the Company's securities under Section 1 and each person who controls the Company or such underwriters within the meaning of the Act and the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which the Company, such underwriter or such officer or director or controlling person become subject under the Act, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Securities were registered under the Act pursuant to Section 1 hereof, any prospectus contained therein which is utilized, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (subject to Section 2(c)) reimburse the Company, each such underwriter and each such officer and director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, however, that the Stockholders will be liable hereunder in any such case if and only to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished to the Company by or on behalf of any Stockholder or any controlling person or affiliate of any Stockholder.

        (c) NOTIFICATION. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof; provided, however, that any failure to give such notice will not waive any rights of the indemnified party except to the extent the rights of the indemnified party are materially prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to the parties hereto and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if the indemnifying party has failed to assume the defense and employ counsel, then the indemnified party shall have the right to select separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party.

        (d) CONTRIBUTION. If the indemnification provided for in this Section 2 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, expenses, damages or liabilities or actions in respect thereof, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, expenses, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Stockholders, on the other, in connection with the statements or omissions which resulted in such losses, claims, expenses, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any required notice. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the

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omission or alleged omission to state a material fact relates to information supplied by the Company or any affiliate thereof, on the one hand, or any Stockholder or any affiliate thereof, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or present such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 2(d). The amount paid or payable by an indemnified party as a result of the losses, claims, expenses, damages, liabilities or actions in respect thereof referred to above in this Section 2(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    3. EXPENSES. If any Stockholder's Registerable Securities are included in any registration statement pursuant to Section 1 of this Agreement, the Company shall pay the costs and expenses incurred in connection with the preparation and filing of such registration statement covering such shares, including, but not limited to, the fees and expenses of counsel, accountants and other experts for the Company, printing costs (other than fees and expenses arising in connection with the printing and distribution of prospectuses or registration statements in connection with a registration effected pursuant to Section 1(b) hereof in excess of 200 registration statements and prospectuses, which shall be paid for by the Stockholders whose shares are being registered thereunder), registration and filing fees and blue sky fees and expenses (other than the incremental portion of the federal and state registration and filing fees attributable to any Stockholder's Registerable Securities, which shall be paid by the Stockholders whose shares are being registered thereunder), commissions and expenses of underwriters (other than fees and expenses of underwriters attributable to any Stockholder's Registerable Securities, which shall be paid by the Stockholders whose shares are being registered thereunder) and all other direct and indirect costs and expenses in connection with the registration and public offering of such Stockholder's Registerable Securities. Notwithstanding anything contained herein to the contrary, the Company shall not be required to pay the fees and expenses of counsel, accountants, advisors, consultants, agents or experts of any Stockholder.

    4. REGISTERABLE SECURITIES. For purposes of this Agreement, the term "Registerable Securities" shall mean (i) any shares of Common Stock owned by any Stockholder and issued pursuant to the Acquisition Agreement and (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock described in (i) above, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganizations.

    5. INFORMATION FOR REGISTRATION STATEMENT; CERTAIN LIMITATIONS. The Company's obligations under Section 1 with respect to a Stockholders are expressly conditioned upon (i) that Stockholder's furnishing to the Company in writing such information concerning such Stockholder and the terms of such Stockholder's proposed offering of shares of the Registerable Securities as the Company shall request for inclusion in the registration statement; and (ii) there not having occurred a materail breach by such Stockholder or any affiliate of such Stockholder of any agreement, covenant, representation or warranty contained in the Acquisition Agreement or any other agreement between such Stockholder or any affiliate thereof and the Company or any affiliate thereof. It shall be a condition to the Company's obligations hereunder that each Stockholder accepts the terms and conditions of any registration statement and underwriting (if any) in connection with which such Stockholder may register Registerable Securities hereunder and joins in the underwriting agreement in connection therewith (on substantially the same terms and conditions as each other selling shareholder in such underwriting, if any).

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    6. RULE 144 COVENANTS. The Company agrees, for a period of three years from the date of this Agreement, to use its best efforts to (i) file with the Commission, in a timely manner, all reports required to be filed by the Company under the Exchange Act and (ii) to provide the Stockholder, upon request, information regarding the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company.

    7. SETOFF. It is expressly understood by the parties hereto that the Company shall be entitled, but not required, to offset any claim for indemnification or payment from any Stockholder (or any affiliate thereof) pursuant to Section 2(b) hereof against any amounts payable to any Stockholder by the Company or its affiliates; provided, that this remedy shall be in addition to any other remedies the Company may have available to it against the Stockholders, at law or in equity.

    8. RE-SALE LIMITATIONS. The Stockholders shall not sell, in the aggregate of all of the Stockholders and for all of the Registerable Securities, in excess of three hundred thousand dollars ($300,000) of the Registerable Securities during any calendar month following acquisition of the Registerable Securities. A legend designated by the Company setting forth the re-sale limitations and any other restrictions contained in this Agreement or the Acquisition Agreement shall be placed upon all certificates for any shares of Common Stock representing the Registerable Securities.

    9. MISCELLANEOUS.

       (a) NOTICES. Any notice, request, demand or other communication required or permitted under this Agreement shall be in writing and shall be delivered personally or sent by prepaid overnight courier for next business day delivery to the parties at the addresses set forth below their names below (or at such other addresses as shall be specified by the parties by like notice).

            IF TO STOCKHOLDERS:

            Ramon Portela
            Northwings Accessories Corporation
            6990 N.W. 35 Avenue
            Miami, Florida 33147

            Robert A. Freeman, Esq.
            Suite 1250
            2601 S. Bayshore Drive
            Miami, Florida 33133

            IF TO THE COMPANY:

            HEICO Corporation
            3000 Taft Street
            Hollywood, Florida 33021
            Attn: President

            WITH A COPY TO:

            Greenberg Traurig, P.A.
            1221 Brickell Avenue
            Miami, Florida 33131
            Attn: Cesar L. Alvarez, Esq.

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        Such notices, demands, claims and other communications shall be deemed given when actually received or in the case of delivery by overnight service with guaranteed next business day delivery, the next business day or the day designated for delivery.

        (b) ENTIRE AGREEMENT. This Agreement contains every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, between them, and neither of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein.

        (c) ASSIGNMENT. This Agreement may not be assigned by either party without the written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

        (d) NO THIRD PARTY BENEFICIARY. Except with respect to the controlling persons, underwriters, affiliates, officers and directors expressly referenced in Section 2, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

        (e) SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

        (f) HEADINGS. Headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any facsimile copy of a manually executed original shall be deemed a manually executed original.

        (h) LITIGATION; PREVAILING PARTY. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

        (i) GOVERNING LAW AND VENUE. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof. This Agreement shall be subject to the exclusive jurisdiction of the courts of the State of Florida located in Dade County, Florida or the United States District Court for the Southern District of Florida. The parties to this Agreement agree that this Agreement was entered into in Dade County, Florida and that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in Dade County, Florida by virtue of a failure to perform an act required to be performed in Dade County, Florida and irrevocably and expressly agree to submit to the jurisdiction of such courts for the purpose of resolving any disputes between the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by

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any court in respect hereof brought in Dade County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Dade County, Florida has been brought in an inconvenient forum.

        (j) PARTICIPATION OF PARTIES; CONSTRUCTION. The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated between all parties hereto and their respective legal counsel and that all such parties have participated in the drafting and preparation of this Agreement from the commencement of negotiations at all times through the execution hereof. This Agreement shall be construed and interpreted without regard to any presumption or other rule or interpretation against the party who may have had primary responsibility for drafting this Agreement.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    HEICO CORPORATION

                                    By: /s/ VICTOR H. MENDELSON
                                        ---------------------------------------
                                    Name: VICTOR H. MENDELSON
                                    Title: VICE PRESIDENT & GENERAL COUNSEL

                                    STOCKHOLDERS:


                                    /s/ RAMON PORTELA
                                    -------------------------------------------
                                    Ramon Portela

                                    /s/ OTTO NEUMAN
                                    -------------------------------------------
                                    Otto Neuman


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